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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K
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                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of Earliest Event Reported): November 8, 2006

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                        IMPSAT FIBER NETWORKS, INC.
           (Exact name of registrant as specified in its charter)

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           DELAWARE                   000-29085              52-1910372
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 (State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)              File Number)        Identification No.)




                      ELVIRA RAWSON DE DELLEPIANE 150
                              PISO 8, C1107BCA
                          BUENOS AIRES, ARGENTINA
                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

    Registrant's telephone number, including area code: (5411) 5170-0000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5      CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On November 8, 2006, Mr. Bryan E. Bloom was appointed as a Category Two Director (as defined below) of IMPSAT Fiber Networks, Inc. (the "Company"), to serve until the 2007 Annual Meeting of the Company or until his earlier resignation or removal. Mr. Bloom's appointment fills a vacancy that resulted from the removal of Mr. William Connors from the Company's Board of Directors (the "Board") on October 25, 2006.

     Pursuant to the Company's Restated Certificate of Incorporation (the "Charter"), the Board is constituted of seven members who are classified among four categories. Two of those members of the Board (the "Category Two Directors") are elected by the initial holders of the Senior Guaranteed Convertible Notes - Series A (the "Series A Notes" ) issued by the Company pursuant to the Plan of Reorganization (the "Initial Senior Series A Noteholders"), for so long as the Initial Senior Series A Noteholders continue to satisfy conditions as to ownership of such Series A Notes specified in the Charter. Applicable provisions of the Charter provide that any vacancy occurring because of the resignation or removal of a Category Two Director shall be filled by the remaining Category Two Director. Accordingly, Mr. Bloom's appointment was made by the other incumbent Category Two Director, Mr. Edward T. Dartley.

     As of the date of this filing, Mr. Bloom is expected to be appointed as a member of the compensation committee of the Board.

     Mr. Bloom is in-house counsel to WRH Partners Global Securities, L.P., W.R. Huff Asset Management Co., L.L.C., and to their affiliates. WRH Partners Global Securities, L.P, W.R. Huff Asset Management Co., L.L.C., and certain other affiliated limited partnerships have previously disclosed, on Schedule 13D-A5 filed on November 1, 2006, their holdings of Series A Notes.

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                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         IMPSAT Fiber Networks, Inc.

Dated: November 13, 2006                 By:  /s/ Guillermo Pardo
                                              ---------------------------
                                              Name:  Guillermo Pardo
                                              Title: SVP & Secretary